EXHIBIT 10.1

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
SECTION A: CONTRACT

1. AMENDMENT NUMBER: 3	2. CONTRACT NO.: YH09-0001-07	3. EFFECTIVE DATE OF CONTRACT: May 1, 2009	4. PROGRAM: DHCM - ACUTE
5. CONTRACTOR/PROVIDER NAME AND ADDRESS: VHS Phoenix Health Plan, LLC 7878 N. 16th Street, Suite 105 Phoenix, Arizona 85020
6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates, effective May 1, 2009.

7.	THE CONTRACT REFERENCED ABOVE FOLLOWS

To amend Section B, Capitation Rates, effective May 1, 2009.

NOTE: Please sign and date all copies and then return one executed original to: Mark Held Sr. Procurement Specialist AHCCS Contracts 701 E. Jefferson St., MD 5700 Phoenix, AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
/a/ Nancy Novick	/s/ Pat Wathimson for Michael Veit

TYPED NAME: NANCY NOVICK	MICHAEL VEIT
TITLE: CHIEF EXECUTIVE OFFICER	CONTRACTS & PURCHASING ADMINISTRATOR
DATE: 4/6/09	DATE: 3-30-09

SECTION B: CAPITATION RATES

The Contractor shall provide services as described in this contract. In consideration for these services, the Contractor will be paid Contractor-specific rates per member per month for the term May 1, 200 through September 30,
2009. See attached revised rates.

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ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM CAPITATION RATE SUMMARY – ACUTE RATES Phoenix Health Plan 5/1/2009-9/30/2009

Title XIX and KidsCare Rates [1]:		TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-44, M	TANF 45+, M/F	SSI w/ Med	SSI w/o Med	SFP	Maternity Delivery Supplement	Non-MED	MED
4	Apache/Coconino/Mohave/Navajo	$474.47	$111.58	$273.18	$157.95	$409.52	$161.19	$776.11	$19.02	$6,248.22	$578.66	$1,434.36
6	Yavapai	$507.50	$116.03	$270.46	$180.56	$427.88	$141.69	$758.61	$18.30	$6,871.52	$627.38	$1,160.64
8	Gila/Pinal	$578.37	$108.22	$256.73	$172.31	$358.20	$139.85	$737.91	$12.43	$6,594.24	$487.17	$1,673.46
10	Pima	$493.42	$101.61	$239.36	$127.59	$408.04	$146.24	$772.28	$21.96	$6,627.59	$492.92	$1,356.27
12	Maricopa	$550.49	$117.35	$241.92	$151.74	$422.47	$158.80	$749.25	$18.79	$6,694.65	$630.48	$1,423.69

PPC Rates:		TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-44, M	TANF 45+, M/F	SSI w/ Med	SSI w/o Med			Non-MED	MED
4	Apache/Coconino/Mohave/Navajo	$1,190.99	$62.12	$264.37	$215.09	$439.52	$135.86	$405.68			$1,127.75	$7,407.25
6	Yavapai	$1,210.79	465.92	$262.35	$223.35	$442.10	$133.86	$407.50			$1.116/81	$7,418.82
8	Gila/Pinal	$1,200.37	$66.67	$253.25	$212.60	$444.30	$134.33	$407.29			$1,100.13	$7,521.76
10	Pima	$1,195.05	$56.40	$248.23	$197.36	$440.40	$132.96	$408.89			$889.79	$7,402.50
12	Maricopa	$1,221.70	$66.27	$256.92	$225.36	$448.09	$133.45	$426.87			$1,323.84	$7,696.96

Other Rates:		Option 1 Transplant	Option 2 Transplant
4	Apache/Coconino/Mohave/Navajo	$40.00	$40.00
6	Yavapai	$40.00	$40.00
8	Gila/Pinal	$40.00	$40.00
10	Pima	$40.00	$40.00
12	Maricopa	$40.00	$40.00

1. Rates have been adjusted for $50,000 Reinsurance Deductible